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                                                                    EXHIBIT 23.1




                                                    November 10, 1999


CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1999, appearing on page 26 of Covance Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1998.


/s/ PricewaterhouseCoopers LLP